STATEMENT OF ADDITIONAL INFORMATION

Supplement Dated March 5, 2013
to the Statements of Additional Information for the following Madison Mosaic Trusts:

Madison Mosaic Income Trust (dated May 1, 2012, as supplemented on May 7, 2012)
Madison Mosaic Tax-Free Trust (dated February 1, 2013)

Please refer to page 25 of the Statement of Additional Information for the Income Trust and page 25 of the SAI for the Tax-Free Trust. The section entitled “Purchase, Redemption and Pricing of Shares – Offering Price” is deleted in its entirety and replaced with the following:

Offering Price

The net asset value (“NAV”) of each Fund is calculated every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the close of regular trading on the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that Fund. Since the Trust does not charge a “sales load,” its shares are offered and redeemed at NAV.

The Funds’ securities are valued in a number of ways. If current market quotations are readily available for a security, Madison values the security at the bid price. With regard to securities for which current market quotations are not readily available, Madison values them at their fair value as determined in good faith by the Board of Trustees or its delegate. Madison values securities having a remaining effective maturity of 60 days or less at amortized cost, which approximates market value.

The Board of Trustees authorized Madison to use independent pricing services to obtain daily securities prices when required.

With regard to municipal issues, as well as many high yield issues, the market for such securities is not active and transactions in such issues may occur infrequently. Accordingly, the independent pricing services approved for use by the Funds may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities. Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in the Funds are priced by rounding to the nearest penny. NAV of shares in the Funds is expected to fluctuate daily, and Madison will make no attempt to stabilize the value of these shares.

Madison’s pricing committee is responsible for reviewing the accuracy of the Funds’ daily NAV determinations. It reports to the Board of Trustees at least quarterly and makes any recommendations for pricing of Fund securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Board. Currently, the pricing committee members are Katherine Frank, Paul Lefurgey, Greg Hoppe and Jay Sekelsky (see “Management of the Fund—Trustees and Officers” for more information regarding these individuals).

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